Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2022 Results and Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 5, 2022--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2022 of $231.8 million or $2.16 per diluted share, compared to $159.8 million or $1.42 per diluted share for the quarter ended June 30, 2021.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.22 per common share. The dividend is payable on September 12, 2022, to shareholders of record on September 1, 2022.
“We are pleased with our strong financial results for the second quarter, which reflect the continued favorable credit performance of our portfolio,” said Mark A. Casale, Chairman and Chief Executive Officer. “We believe that the fundamentals of our business remain solid, and despite near-term headwinds, our long-term structural outlook for the housing market remains positive. In connection with that, we are pleased to announce that our Board has approved an increase in our quarterly dividend to $0.22 per share."
Second Quarter 2022 Financial Highlights:
•New insurance written for the second quarter was $20.1 billion, compared to $12.8 billion in the first quarter of 2022 and $25.0 billion in the second quarter of 2021.

•Insurance in force as of June 30, 2022 was $215.9 billion, compared to $206.8 billion as of March 31, 2022 and $203.6 billion as of June 30, 2021.

•The combined ratio for the second quarter was negative (16.2%), compared to negative (30.7%) in the first quarter of 2022 and 23.3% in the second quarter of 2021.

•The provision in the second quarter of 2022 included a $62.9 million benefit associated with a change in the claim rate assumption for COVID-19 defaults recorded in the second and third quarters of 2020.

•During the quarter, Essent entered into a forward excess of loss transaction with a panel of reinsurers. The agreement covers 20% of all eligible policies written by Essent Guaranty, Inc. for the period October 1, 2021 through December 31, 2022.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 16, 2022, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2022

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2022	2021	2022	2021
Revenues:
Direct premiums written	$232,660	$228,949	$452,914	$464,206
Ceded premiums	(22,318)	(26,662)	(42,841)	(57,558)
Net premiums written	210,342	202,287	410,073	406,648
Decrease in unearned premiums	1,669	15,150	17,268	29,856
Net premiums earned	212,011	217,437	427,341	436,504
Net investment income	29,339	21,743	54,019	43,531
Realized investment (losses) gains, net	(471)	(253)	(7,823)	388
Income from other invested assets	1,953	122	26,658	648
Other income	1,577	4,212	8,825	6,987
Total revenues	244,409	243,261	509,020	488,058

Losses and expenses:
(Benefit) provision for losses and LAE	(76,199)	9,651	(183,057)	41,973
Other underwriting and operating expenses	41,898	41,114	82,694	83,353
Interest expense	2,887	2,073	5,113	4,124
Total losses and expenses	(31,414)	52,838	(95,250)	129,450

Income before income taxes	275,823	190,423	604,270	358,608
Income tax expense	44,054	30,628	98,334	63,165
Net income	$231,769	$159,795	$505,936	$295,443

Earnings per share:
Basic	$2.17	$1.43	$4.70	$2.64
Diluted	2.16	1.42	4.69	2.63

Weighted average shares outstanding:
Basic	106,921	112,118	107,540	112,067
Diluted	107,283	112,454	107,933	112,416

Net income	$231,769	$159,795	$505,936	$295,443

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(134,268)	36,360	(337,274)	(22,843)
Total other comprehensive income (loss)	(134,268)	36,360	(337,274)	(22,843)
Comprehensive income	$97,501	$196,155	$168,662	$272,600

Loss ratio	(35.9%)	4.4%	(42.8%)	9.6%
Expense ratio	19.8	18.9	19.4	19.1
Combined ratio	(16.2%)	23.3%	(23.5%)	28.7%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2022	2021
Assets
Investments
Fixed maturities available for sale, at fair value	$4,264,715	$4,649,800
Short-term investments available for sale, at fair value	355,625	313,087
Total investments available for sale	4,620,340	4,962,887
Other invested assets	217,757	170,472
Total investments	4,838,097	5,133,359
Cash	77,852	81,491
Accrued investment income	26,716	26,546
Accounts receivable	51,281	46,157
Deferred policy acquisition costs	10,809	12,178
Property and equipment	20,569	11,921
Prepaid federal income tax	391,910	360,810
Other assets	103,868	49,712

Total assets	$5,521,102	$5,722,174

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$209,973	$407,445
Unearned premium reserve	168,117	185,385
Net deferred tax liability	348,374	373,654
Credit facility borrowings, net of deferred costs	420,336	419,823
Other accrued liabilities	102,307	99,753
Total liabilities	1,249,107	1,486,060

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 107,696 shares in 2022 and 109,377 shares in 2021	1,615	1,641
Additional paid-in capital	1,340,650	1,428,952
Accumulated other comprehensive (loss) income	(286,567)	50,707
Retained earnings	3,216,297	2,754,814
Total stockholders' equity	4,271,995	4,236,114

Total liabilities and stockholders' equity	$5,521,102	$5,722,174

Return on average equity (1)	23.8%	16.8%

(1) The 2022 return on average equity is calculated by dividing annualized year-to-date 2022 net income by average equity.  The 2021 return on average equity is calculated by dividing full year 2021 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022		2021
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$198,891	$203,312	$205,877	$207,127	$204,149
GSE and other risk share	13,120	12,018	11,444	11,591	13,288
Net premiums earned	212,011	215,330	217,321	218,718	217,437
Net investment income	29,339	24,680	23,661	21,573	21,743
Realized investment (losses) gains, net	(471)	(7,352)	(191)	221	(253)
Income from other invested assets (1)	1,953	24,705	14,997	40,741	122
Other income (2)	1,577	7,248	1,128	2,283	4,212
Total revenues	244,409	264,611	256,916	283,536	243,261

Losses and expenses:
(Benefit) provision for losses and LAE	(76,199)	(106,858)	(3,433)	(7,483)	9,651
Other underwriting and operating expenses	41,898	40,796	41,232	42,272	41,114
Interest expense	2,887	2,226	2,095	2,063	2,073
Total losses and expenses	(31,414)	(63,836)	39,894	36,852	52,838

Income before income taxes	275,823	328,447	217,022	246,684	190,423
Income tax expense (3)	44,054	54,280	36,035	41,331	30,628
Net income	$231,769	$274,167	$180,987	$205,353	$159,795

Earnings per share:
Basic	$2.17	$2.53	$1.65	$1.85	$1.43
Diluted	2.16	2.52	1.64	1.84	1.42

Weighted average shares outstanding:
Basic	106,921	108,166	109,550	111,001	112,118
Diluted	107,283	108,590	110,028	111,387	112,454

Book value per share	$39.67	$38.98	$38.73	$37.58	$36.32
Return on average equity (annualized)	21.8%	26.0%	17.2%	19.9%	16.0%

Other Data:
Loss ratio (4)	(35.9%)	(49.6%)	(1.6%)	(3.4%)	4.4%
Expense ratio (5)	19.8	18.9	19.0	19.3	18.9
Combined ratio	(16.2%)	(30.7%)	17.4%	15.9%	23.3%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$325,000	$325,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$300,000	$300,000
Weighted average interest rate (end of period)	2.92%	1.99%	1.79%	2.13%	2.13%
Debt-to-capital	9.05%	9.16%	9.12%	7.23%	7.37%

(1) Income from other invested assets for the three months ended September 30, 2021 includes $39.5 million of net unrealized gains, which includes $21.1 million of net unrealized gains that were accumulated in other comprehensive income at June 30, 2021 and prior periods.

(2) For each of the three month periods noted, Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements as follows: June 30, 2022: ($5,549); March 31, 2022: $4,365; December 31, 2021: ($2,931); September 30, 2021: ($1,493); June 30, 2021: $950.

(3) Income tax expense for the quarter ended December 31, 2021 includes $2,473 of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability. Income tax expense for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 includes ($299), $7,002, $1,759 and $8,271, respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022		2021
Other Data, continued:	June 30	March 31	December 31	September 30	June 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$20,096,135	$12,841,482	$16,379,082	$23,579,884	$25,004,854
New risk written	5,442,115	3,438,016	4,331,531	6,273,735	6,445,864

Bulk:
New insurance written	$196	$—	$416	$—	$—
New risk written	29	—	41	—	—

Total:
New insurance written	$20,096,331	$12,841,482	$16,379,498	$23,579,884	$25,004,854
New risk written	$5,442,144	$3,438,016	$4,331,572	$6,273,735	$6,445,864

Average insurance in force	$210,896,297	$206,631,135	$207,388,906	$206,732,478	$199,739,297
Insurance in force (end of period)	$215,896,531	$206,842,996	$207,190,544	$208,216,549	$203,559,859
Gross risk in force (end of period) (6)	$55,678,063	$52,847,985	$52,554,246	$52,457,020	$50,835,835
Risk in force (end of period)	$47,289,910	$45,261,164	$45,273,383	$45,074,159	$42,906,519
Policies in force	789,652	774,002	785,119	798,877	794,743
Weighted average coverage (7)	25.8%	25.5%	25.4%	25.2%	25.0%
Annual persistency	73.4%	69.1%	65.4%	62.2%	58.3%

Loans in default (count)	12,707	14,923	16,963	19,721	23,504
Percentage of loans in default	1.61%	1.93%	2.16%	2.47%	2.96%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (8)	0.41%	0.41%	0.42%	0.42%	0.43%
Single premium cancellations (9)	0.01%	0.02%	0.03%	0.03%	0.03%
Gross average premium rate	0.42%	0.43%	0.45%	0.45%	0.46%
Ceded premiums	(0.04%)	(0.04%)	(0.05%)	(0.05%)	(0.05%)
Net average premium rate	0.38%	0.39%	0.40%	0.40%	0.41%

(6) Gross risk in force includes risk ceded under third-party reinsurance.
(7) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(8) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(9) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
($ in thousands)
>=760	$8,555,331	42.6%	$10,050,359	40.2%	$13,965,985	42.4%	$18,521,480	41.9%
740-759	3,421,392	17.0	3,812,462	15.2	5,534,624	16.8	6,965,789	15.7
720-739	3,105,275	15.4	3,906,718	15.6	5,096,593	15.5	6,660,014	15.0
700-719	2,554,997	12.7	3,624,247	14.5	4,175,470	12.7	5,982,881	13.5
680-699	1,785,196	8.9	2,266,364	9.1	2,932,962	8.9	3,493,772	7.9
<=679	673,944	3.4	1,344,704	5.4	1,231,983	3.7	2,634,932	6.0
Total	$20,096,135	100.0%	$25,004,854	100.0%	$32,937,617	100.0%	$44,258,868	100.0%

Weighted average credit score	747		744		747		745

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
($ in thousands)
85.00% and below	$1,675,255	8.3%	$3,355,412	13.4%	$2,937,293	8.9%	$7,323,988	16.6%
85.01% to 90.00%	5,487,721	27.3	6,890,377	27.6	8,903,659	27.0	13,332,374	30.1
90.01% to 95.00%	10,874,315	54.1	11,463,713	45.8	17,290,570	52.5	18,516,235	41.8
95.01% and above	2,058,844	10.3	3,295,352	13.2	3,806,095	11.6	5,086,271	11.5
Total	$20,096,135	100.0%	$25,004,854	100.0%	$32,937,617	100.0%	$44,258,868	100.0%

Weighted average LTV	93%		92%		93%		91%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
Single Premium policies		6.5%		3.4%		4.7%		4.9%
Monthly Premium policies		93.5		96.6		95.3		95.1
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
Purchase		98.0%		82.3%		96.5%		73.6%
Refinance		2.0		17.7		3.5		26.4
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	June 30, 2022		March 31, 2022		June 30, 2021
($ in thousands)
>=760	$89,790,212	41.6%	$85,707,070	41.4%	$84,110,514	41.3%
740-759	36,606,394	17.0	35,048,891	17.0	34,636,115	17.0
720-739	32,637,422	15.1	31,180,765	15.1	30,471,320	15.0
700-719	27,258,759	12.6	26,040,114	12.6	25,177,026	12.4
680-699	17,697,662	8.2	16,847,202	8.1	15,962,389	7.8
<=679	11,906,082	5.5	12,018,954	5.8	13,202,495	6.5
Total	$215,896,531	100.0%	$206,842,996	100.0%	$203,559,859	100.0%

Weighted average credit score	746		746		745

Gross RIF by FICO score	June 30, 2022		March 31, 2022		June 30, 2021
($ in thousands)
>=760	$22,956,271	41.2%	$21,707,751	41.1%	$20,807,006	40.9%
740-759	9,540,921	17.1	9,041,350	17.1	8,729,038	17.2
720-739	8,545,969	15.3	8,091,445	15.3	7,745,794	15.2
700-719	7,107,888	12.8	6,724,288	12.7	6,342,378	12.5
680-699	4,601,675	8.3	4,338,206	8.2	3,998,410	7.9
<=679	2,925,339	5.3	2,944,945	5.6	3,213,209	6.3
Total	$55,678,063	100.0%	$52,847,985	100.0%	$50,835,835	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2022		March 31, 2022		June 30, 2021
($ in thousands)
85.00% and below	$25,510,400	11.8%	$26,057,055	12.6%	$29,045,720	14.3%
85.01% to 90.00%	61,304,806	28.4	59,113,908	28.6	60,027,287	29.5
90.01% to 95.00%	98,938,435	45.8	92,460,810	44.7	87,382,625	42.9
95.01% and above	30,142,890	14.0	29,211,223	14.1	27,104,227	13.3
Total	$215,896,531	100.0%	$206,842,996	100.0%	$203,559,859	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	June 30, 2022		March 31, 2022		June 30, 2021
($ in thousands)
85.00% and below	$3,012,030	5.4%	$3,062,878	5.8%	$3,360,970	6.6%
85.01% to 90.00%	14,868,579	26.7	14,288,854	27.0	14,421,749	28.4
90.01% to 95.00%	28,921,722	52.0	26,960,457	51.0	25,329,870	49.8
95.01% and above	8,875,732	15.9	8,535,796	16.2	7,723,246	15.2
Total	$55,678,063	100.0%	$52,847,985	100.0%	$50,835,835	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2022		March 31, 2022		June 30, 2021
($ in thousands)
FRM 30 years and higher	$207,888,842	96.3%	$198,658,948	96.1%	$192,995,698	94.8%
FRM 20-25 years	3,114,962	1.4	3,365,533	1.6	4,269,217	2.1
FRM 15 years	3,222,801	1.5	3,580,416	1.7	4,742,281	2.3
ARM 5 years and higher	1,669,926	0.8	1,238,099	0.6	1,552,663	0.8
Total	$215,896,531	100.0%	$206,842,996	100.0%	$203,559,859	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2022		2021
($ in thousands)	June 30	March 31	December 31	September 30	June 30
GSE and other risk share (1):
Risk in Force	$1,898,364	$1,888,437	$1,788,918	$1,568,800	$1,496,247
Reserve for losses and LAE	$144	$254	$1,349	$1,389	$1,390

Weighted average credit score	748	748	748	748	747
Weighted average LTV	84%	84%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2022

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$2,490,613	4.1%	15,566	4.33%	79.1%	71.1%	5.6%	15.1%	43.0%	2.7%	615	3.95%
2015	26,193,656	2,332,124	8.9	13,792	4.18	86.4	72.4	3.9	17.8	39.6	2.8	492	3.57
2016	34,949,319	5,030,997	14.4	27,817	3.86	88.4	68.3	9.5	15.5	43.5	3.1	907	3.26
2017	43,858,322	6,809,618	15.5	38,842	4.26	91.0	67.6	19.4	20.1	38.1	4.4	1,626	4.19
2018	47,508,525	7,611,480	16.0	41,168	4.78	94.0	67.9	24.2	21.4	33.0	6.0	2,003	4.87
2019	63,569,183	16,560,800	26.1	76,072	4.21	86.7	66.0	23.1	18.8	35.6	8.1	2,437	3.20
2020	107,944,065	67,409,464	62.4	247,090	3.18	64.6	53.0	11.7	10.8	45.3	6.3	2,814	1.14
2021	84,218,250	75,326,623	89.4	238,857	3.07	83.5	59.7	14.3	14.0	40.4	9.0	1,727	0.72
2022 (through June 30)	32,937,813	32,324,812	98.1	90,448	4.40	96.5	64.2	11.7	12.7	42.1	6.5	86	0.10
Total	$501,847,984	$215,896,531	43.0	789,652	3.53	80.5	59.8	14.0	13.7	41.6	4.7	12,707	1.61

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
June 30, 2022
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2015 & 2016	$7,103,695	$1,923,750	$333,844	$—	$333,844	$92,252	$—	$92,252	$—	$208,111	$206,949	$867	$1,836	$—
2017	6,635,437	1,737,626	424,412	165,167	589,579	242,123	163,289	405,412	—	224,689	216,924	2,878	5,540	—
2018	7,501,596	1,923,568	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	249,142	3,465	6,657	—
2019 (3)	9,163,963	2,349,594	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	214,983	3,162	5,922	—
2019 & 2020 (4)	26,585,463	6,789,598	399,159	—	399,159	64,499	—	64,499	—	465,690	465,676	1,676	4,173	—
2020 & 2021 (5)	45,196,322	11,204,778	557,911	—	557,911	519,999	—	519,999	—	278,956	278,919	3,614	7,217	474,736
2021 (6)	43,511,188	11,508,673	439,407	—	439,407	439,407	—	439,407	—	279,415	279,415	4,205	8,356	379,188
2021 & 2022 (10)	47,680,467	12,798,770	—	89,591	89,591	—	89,591	89,591	—	319,969	319,969	336	336	88,670
Total	$193,378,131	$50,236,357	$3,123,806	$428,510	$3,552,316	$2,179,706	$384,126	$2,563,832	$—	$2,246,078	$2,231,977	$20,203	$40,037	$942,594

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2019 & 2020	(7)	$74,399,753	$18,667,689	$16,422,951	$4,078,992	$(5,954)	$(12,573)	$3,467	$7,215	$460	$775	$264,432
2022	(8)	32,285,262	8,717,258	6,457,052	1,743,452	289	312	707	892	1,633	2,007	118,723
Total		$106,685,015	$27,384,947	$22,880,003	$5,822,444	$(5,665)	$(12,261)	$4,174	$8,107	$2,093	$2,782	$383,155

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on new insurance written from April 1, 2021 through September 30, 2021.
(7) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(8) Reinsurance coverage on 20% of all eligible policies written from January 1, 2022 through December 31, 2022.
(9) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(10) Reinsurance coverage on 20% of all eligible policies written from October 1, 2021 through December 31, 2022.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2022	March 31, 2022	June 30, 2021
CA	13.2%	13.2%	12.9%
TX	10.2	10.0	9.8
FL	10.0	9.9	9.3
CO	4.2	4.1	4.1
WA	3.5	3.6	3.7
AZ	3.4	3.3	3.5
IL	3.2	3.3	3.3
GA	3.1	3.1	3.1
VA	3.1	3.1	3.1
NJ	3.1	3.1	3.1
All Others	43.0	43.3	44.1
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2022	March 31, 2022	June 30, 2021
CA	13.0%	13.1%	12.7%
TX	10.6	10.4	10.1
FL	10.3	10.2	9.6
CO	4.1	4.0	4.1
AZ	3.4	3.4	3.4
WA	3.4	3.6	3.6
GA	3.2	3.2	3.1
IL	3.1	3.2	3.2
VA	3.0	3.0	3.0
NJ	2.9	3.0	3.0
All Others	43.0	42.9	44.2
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2022		2021
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	14,923	16,963	19,721	23,504	29,080
Plus: new defaults (A)	5,495	6,188	5,809	5,132	4,934
Less: cures	(7,639)	(8,167)	(8,514)	(8,862)	(10,453)
Less: claims paid	(65)	(55)	(47)	(41)	(46)
Less: rescissions and denials, net	(7)	(6)	(6)	(12)	(11)
Ending default inventory	12,707	14,923	16,963	19,721	23,504

(A) New defaults remaining as of June 30, 2022	3,928	2,225	1,483	955	556
Cure rate (1)	29%	64%	74%	81%	89%

Total amount paid for claims (in thousands)	$1,137	$826	$992	$1,069	$1,154
Average amount paid per claim (in thousands)	$17	$15	$21	$26	$25
Severity	50%	35%	45%	60%	57%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2022		2021
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$292,818	$406,096	$411,567	$420,482	$409,811
Less: Reinsurance recoverables	19,335	25,940	26,970	27,286	24,907
Net reserve for losses and LAE at beginning of period	273,483	380,156	384,597	393,196	384,904
Add provision for losses and LAE occurring in:
Current period	18,720	24,346	13,231	11,371	24,534
Prior years	(94,809)	(130,114)	(16,624)	(18,853)	(14,961)
Incurred losses and LAE during the period	(76,089)	(105,768)	(3,393)	(7,482)	9,573
Deduct payments for losses and LAE occurring in:
Current period	80	1	157	103	14
Prior years	1,142	904	891	1,014	1,267
Loss and LAE payments during the period	1,222	905	1,048	1,117	1,281
Net reserve for losses and LAE at end of period	196,172	273,483	380,156	384,597	393,196
Plus: Reinsurance recoverables	13,657	19,335	25,940	26,970	27,286
Reserve for losses and LAE at end of period	$209,829	$292,818	$406,096	$411,567	$420,482

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	June 30, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,036	32%	$18,653	10%	$250,303	7%
Four to eleven payments	4,741	37	59,753	31	304,764	20
Twelve or more payments	3,849	30	111,442	57	236,440	47
Pending claims	81	1	3,568	2	3,574	100
Total case reserves	12,707	100%	193,416	100%	$795,081	24
IBNR			14,506
LAE			1,907
Total reserves for losses and LAE			$209,829

Average reserve per default:
Case			$15.2
Total			$16.5

Default Rate	1.61%

	December 31, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,113	24%	$20,712	5%	$243,511	9%
Four to eleven payments	5,459	32	77,822	21	349,494	22
Twelve or more payments	7,331	43	274,465	73	470,859	58
Pending claims	60	1	2,397	1	2,852	84
Total case reserves	16,963	100%	375,396	100%	$1,066,716	35
IBNR			28,155
LAE			2,545
Total reserves for losses and LAE			$406,096

Average reserve per default:
Case			$22.1
Total			$23.9

Default Rate	2.16%

	June 30, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,926	17%	$25,915	7%	$234,604	11%
Four to eleven payments	9,316	40	147,383	38	585,390	25
Twelve or more payments	10,217	43	212,634	55	680,733	31
Pending claims	45	—	1,758	—	2,139	82
Total case reserves	23,504	100%	387,690	100%	$1,502,866	26
IBNR			29,077
LAE			3,715
Total reserves for losses and LAE			$420,482

Average reserve per default:
Case			$16.5
Total			$17.9

Default Rate	2.96%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$470,146	10.2%	$448,793	9.1%
U.S. agency securities	2,000	—	5,504	0.1
U.S. agency mortgage-backed securities	783,438	17.0	1,008,863	20.3
Municipal debt securities	540,772	11.7	627,599	12.7
Non-U.S. government securities	65,135	1.4	79,743	1.6
Corporate debt securities	1,354,110	29.3	1,455,247	29.3
Residential and commercial mortgage securities	545,999	11.8	545,423	11.0
Asset-backed securities	618,115	13.4	581,703	11.7
Money market funds	240,625	5.2	210,012	4.2
Total investments available for sale	$4,620,340	100.0%	$4,962,887	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,247,042	48.6%	$2,412,273	48.6%
Aa1	87,609	1.9	96,331	1.9
Aa2	340,956	7.4	354,951	7.2
Aa3	212,582	4.6	221,914	4.5
A1	343,606	7.4	263,820	5.3
A2	379,762	8.2	427,282	8.6
A3	237,827	5.2	274,525	5.5
Baa1	237,793	5.1	305,204	6.1
Baa2	212,313	4.6	274,011	5.5
Baa3	211,721	4.6	240,755	4.9
Below Baa3	109,129	2.4	91,821	1.9
Total investments available for sale	$4,620,340	100.0%	$4,962,887	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,225,902	26.5%	$1,104,397	22.2%
1 to < 2 Years	377,295	8.2	561,297	11.3
2 to < 3 Years	525,739	11.4	539,174	10.9
3 to < 4 Years	469,535	10.2	593,663	12.0
4 to < 5 Years	601,988	13.0	663,127	13.4
5 or more Years	1,419,881	30.7	1,501,229	30.2
Total investments available for sale	$4,620,340	100.0%	$4,962,887	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2022	2.50%
Six months ended June 30, 2022	2.30%

Holding company net cash and investments available for sale:
($ in thousands)
As of June 30, 2022	$619,165
As of December 31, 2021	$618,306

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2022		2021
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,062,438	$3,058,880	$2,950,107	$2,916,802	$2,809,087

Combined net risk in force (2)	$31,221,406	$30,331,197	$30,660,272	$30,766,379	$29,646,042

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.6:1	10.3:1	10.8:1	10.9:1	10.9:1
Essent Guaranty of PA, Inc.	0.6:1	0.7:1	0.8:1	1.0:1	1.1:1
Combined (4)	10.2:1	9.9:1	10.4:1	10.5:1	10.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,120,098	$3,194,939	$3,170,881	$3,161,780	$3,016,050
Minimum Required Assets	1,869,524	1,840,069	1,791,551	1,951,096	1,731,843
PMIERs excess Available Assets	$1,250,574	$1,354,870	$1,379,330	$1,210,684	$1,284,207
PMIERs sufficiency ratio (6)	167%	174%	177%	162%	174%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,380,067	$1,330,840	$1,301,937	$1,249,996	$1,192,077

Net risk in force (2)	$17,758,801	$16,527,587	$15,997,129	$15,466,651	$14,338,567

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.